United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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21st CENTURY HOLDING COMPANY
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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21st CENTURY HOLDING COMPANY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 11, 2012

To the Shareholders of 21st Century Holding Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of 21st Century Holding Company, a Florida corporation (the “Company”), will be held at our principal executive offices at 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323, at 11:00 A.M., on September 11, 2012 for the following purposes:

1.	To elect two Class II directors, each for a term of three years;
2.	To consider and vote upon a proposal to approve an amendment to the Company's Amended and Restated Articles of Incorporation to change the Company's name to Federated National Holding Company;
3.	To consider and vote upon a proposal to approve the 2012 Stock Incentive Plan;
4.	To ratify the appointment of DeMeo Young McGrath as the Company’s independent registered public accounting firm for the 2012 fiscal year; and
5.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on July 9, 2012 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible.  No postage is required if mailed in the United States.

By Order of the Board of Directors,

Rebecca L. Campillo, Corporate Secretary

Sunrise, Florida
July 20, 2012

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

21st CENTURY HOLDING COMPANY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2012

PROXY STATEMENT

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of 21st Century Holding Company of proxies to be voted at our 2012 Annual Meeting of Shareholders to be held on September 11, 2012, at 11:00 a.m. (Eastern Time) at the Company's principal executive offices located at 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323, and at any postponements or adjournments thereof.  In this proxy statement, 21st Century Holding Company is referred to as the “Company,” “we,” “our” or “us.”

The approximate date that this proxy statement and the enclosed form of proxy are first being sent to our shareholders is July 20, 2012.  You should review the information provided in this proxy statement with our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which is being delivered to shareholders simultaneously with this proxy statement.

Internet Availability of Proxy Materials

This year, we will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process provides you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about July 13, 2012, we will mail to many of our shareholders a Notice of Internet Availability of Proxy Materials ("Notice") containing instructions on how to access our proxy statement and Form 10-K and vote electronically via the Internet. The Notice also contains instructions on how to receive a paper copy of your proxy materials. We will not be mailing this Notice to shareholders who had previously elected to receive notices, access our proxy materials and vote via the Internet, or who had previously elected to receive paper copies of our proxy materials.

In addition, to ensure we achieve a quorum for the Annual Meeting and facilitate voting by our shareholders, we will mail paper copies of our proxy materials to beneficial holders of at least 5,000 shares of our common stock, to shareholders who have specifically requested receipt of paper copies of our proxy materials, and to all registered holders.

Outstanding Securities and Voting Rights

Only holders of record of our common stock at the close of business on July 9, 2012, the record date, will be entitled to notice of, and to vote at, the Annual Meeting. On that date, we had 7,947,384 shares of common stock outstanding. Each share of common stock is entitled to one vote at the Annual Meeting.

A majority of the outstanding shares of common stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Annual Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” the election of each of the nominees to the Board named herein, “FOR” Proposal 2 to amend the Company's Amended and Restated Articles of Incorporation to change the Company's name to Federated National Holding Company, “FOR” Proposal 3 to approve the 2012 Stock Incentive Plan, and “FOR” Proposal 4 to approve the ratification of DeMeo Young McGrath as our independent registered public accounting firm for the 2012 fiscal year. If, however, other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters to the extent permitted by applicable law.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates in your name so that you appear as a shareholder on the records of our transfer agent, Registrar and Transfer Company, a proxy card for voting those shares will be included within this proxy statement.  You may vote those shares by completing, signing and returning the proxy card in the enclosed envelope.

If you own shares in street name, meaning that your shares of common stock are held by a bank or brokerage firm, you will instead receive a voting instruction form with this proxy statement that you should use to instruct your bank or brokerage firm how to vote your shares.  As with a proxy card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Alternatively, if your bank or brokerage firm has arranged for Internet or telephonic voting of shares, you may vote by following the instructions for using those services on the voting instruction form.  If your bank or brokerage firm uses Broadridge Investor Communication Solutions, Inc., you may vote your shares via the Internet at www.proxyvote.com or by calling the telephone number on your voting instruction form.

Shares held in street name, in the absence of your instructions, may be voted by your broker only if your broker has discretionary authority to vote on the matter. Under Rule 452 of the New York Stock Exchange, your broker may cast a vote at this Annual Meeting only for Proposal 4, the ratification of our selection of independent auditors for the 2012 fiscal year, and may not vote for Proposal 1, the election of two nominees to our Board of Directors, Proposal 2, to amend the Company's Amended and Restated Articles of Incorporation to change the Company's name to Federated National Holding Company, or Proposal 3, to approve the 2012 Stock Incentive Plan.  Therefore, it is important that all shareholders complete, sign and return their voting instruction form to their brokers as promptly as possible.  Any votes cast for Proposal 4 by brokers pursuant to their discretionary authority will be counted as votes present at the Annual Meeting for purposes of determining whether a quorum is present.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.  A list of the shareholders entitled to vote at the Annual Meeting will be available at the Company’s executive offices, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323, for a period of 10  days prior to the Annual Meeting for examination by any shareholder.

Attendance and Voting at the Annual Meeting

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously returned your proxy card. If you own common stock in street name, you may attend the Annual Meeting but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the bank or brokerage firm that holds your shares. You should contact your bank or brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting. If you have already voted prior to the Annual Meeting, you may nevertheless change or revoke your vote at the Annual Meeting in the manner described below.

Revocation

If you own common stock of record, you may revoke a previously granted proxy at any time before it is voted by delivering to the Corporate Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Any shareholder owning common stock in street name may change or revoke previously granted voting instructions by contacting the bank or brokerage firm holding the shares or by obtaining a legal proxy from such bank or brokerage firm and voting in person at the Annual Meeting.

Costs of Mailing and Solicitation

The cost of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting and the enclosed proxy will be borne by us.  In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.

Adjournment or Postponement of the Annual Meeting

The Annual Meeting may be adjourned or postponed without notice other than by an announcement made at the Annual Meeting, if approved by the holders of a majority of the shares represented and entitled to vote at the Annual Meeting.  No proxies voted against approval of any of the proposals will be voted in favor of adjournment or postponement for the purpose of soliciting additional proxies.  If we postpone the Annual Meeting, we will issue a press release to announce the new date, time and location of the Annual Meeting.

BENEFICIAL SECURITY OWNERSHIP

The following table sets forth, as of July 9, 2012, information with respect to the beneficial ownership of our common stock by (i) each person who is known by us to beneficially own five percent or more of our outstanding common stock, (ii) each of our executive officers named in the Summary Compensation Table in the section “Executive Compensation,” (iii) each of our directors, and (iv) all directors and executive officers as a group.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”) as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the shares through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights, and the address for each person is c/o 21st Century Holding Company, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of Class Outstanding
Bruce F. Simberg (2)	312,199	3.93%
Richard W. Wilcox, Jr. (3)	140,584	1.77%
Carl Dorf (4)	137,622	1.73%
Michael H. Braun (5)	107,734	1.36%
Peter J. Prygelski, III (6)	47,034	*
Charles B. Hart, Jr. (7)	22,334	*
Jenifer G. Kimbrough (8)	10,244	*
All directors and executive officers as a group (seven persons) (9)	777,751	9.79%

5% or greater holders:
Lloyd I. Miller, III (10) 4550 Gordon Drive Naples, FL 34102	775,809	9.80%
Dimensional Fund Advisors LP (11) Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	539,255	6.79%

*       Less than 1%.

(1)	Based on 7,947,384 shares outstanding as of July 9, 2012.

(2)	Includes 32,334 shares of common stock issuable upon the exercise of stock options held by Mr. Simberg.

(3)
Includes 3,000 shares of common stock held in Mr. Wilcox’s IRA, 40,000 shares of common stock held by Mr. Wilcox’s spouse and 22,334 shares of common stock issuable upon the exercise of stock options held by Mr. Wilcox.

(4)
Includes 59,624 shares of common stock held by Carl Dorf Rollover IRA, 54,164 shares of common stock held by Dorf Trust and 22,334 shares of common stock issuable upon the exercise of stock options held by Mr. Dorf.

(5)	Includes 89,834 shares of common stock issuable upon the exercise of stock options held by Mr. Braun.

(6)	Includes 4,000 shares of common stock held in Mr. Prygelski’s IRA and 41,834 shares of common stock issuable upon the exercise of stock options held by Mr. Prygelski.

(7)	Includes 22,334 shares of common stock issuable upon the exercise of stock options held by Mr. Hart.

(8)	Includes 9,334 shares of common stock issuable upon the exercise of stock options held by Ms. Kimbrough.

(9)	Includes 240,338 shares of common stock issuable upon the exercise of stock options.

(10)
Includes 12,000 shares of common stock that Lloyd I. Miller, III has shared voting and dispositive power as co-trustee of a certain trust.  This information is based on an Amendment No. 2 to Schedule 13G filed with the Securities and Exchange Commission (“SEC”) on February 14, 2012.

(11)	This information is based on an Amendment No. 3 to Schedule 13G filed with the SEC on February 14, 2012.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Our Articles of Incorporation provide that our Board of Directors consists of three classes of directors, as nearly equal in number as possible, designated Class I, Class II and Class III, and provides that the exact number of directors comprising our Board of Directors will be determined from time to time by resolution adopted by the Board.  At each annual meeting of shareholders, successors to the class of directors whose terms expire at that annual meeting are elected for a three-year term.

Our Board of Directors has established that our Board of Directors will consist of seven (7) members, consisting of three Class I directors, two Class II directors and two Class III Directors.  The current term of the Class I directors, Michael H. Braun, Peter J. Prygelski, III and Jenifer G. Kimbrough, terminates upon the election of their successors at our 2013 Annual Meeting.  The current term of the Class II directors, Bruce F. Simberg and Richard W. Wilcox, Jr., terminates on upon the election of their successors at our 2012 annual meeting of shareholders.  The current term of the Class III directors, Carl Dorf and Charles B. Hart, Jr., terminates upon the election of their successors at our 2014 Annual Meeting.  If elected at the 2012 Annual Meeting, Messrs. Simberg and Wilcox will serve as Class II directors until our 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Pursuant to the Company’s Bylaws, directors are elected by a plurality of votes cast.  Under Rule 452 of the New York Stock Exchange, brokers may not cast discretionary votes for directors without instructions from the beneficial owners; therefore, it is important that all shareholders complete, sign and return the voting instruction forms that they receive from their brokers as promptly as possible.  The two persons receiving the highest number of votes cast at the Annual Meeting will be elected as Class II directors.  In this election, which is not contested, a vote withheld as to one or more of the nominees being proposed for election to the Board will not be counted as votes cast for purposes of the election of directors at the Annual Meeting, but will be counted for purposes of determining the presence of a quorum.

While the Company’s directors are elected by plurality, the Company has a policy that should any nominee receive more votes “withheld” than “for” in an uncontested election, the director is required to promptly tender his or her resignation to the Board of Directors.  Upon receipt of a director’s resignation due to adherence to this policy, the remaining members of the Board shall promptly consider the resignation offer, and a range of possible responses based on the circumstances that led to the majority withheld vote, if known, and make a determination within 90 days following certification of the shareholder vote.  The Board will promptly disclose its decision-making process and decision regarding whether to accept the director's resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Form 8-K furnished to the SEC.

Except as noted above, it is intended that shares represented by proxies will be voted for the nominees listed, each of whom is now a director of the Company.Messrs. Simberg and Wilcox have consented to continue to serve on our Board of Directors and the Board of Directors has no reason to believe that they will not serve if elected.  If, however, either of them should become unavailable to serve as a director, and if the Board has designed a substitute nominee, the persons named as proxies will vote for this substitute nominee.

Nominees for Re-election

The following provides information regarding the individuals recommended and nominated by the Board of Directors to serve as Class II directors of the Company, including each nominee’s respective age, principal occupation, business experience for at least the past five years and directorships in other reporting companies:

Bruce F. Simberg, age 63, has served as a Class II director of the Company since January 1998. Mr. Simberg has been a practicing attorney since October 1975, most recently as managing partner of Conroy, Simberg, Ganon, Krevans, Abel, Lurvey, Morrow & Schefer, P.A. (“Conroy Simberg”), a law firm in Fort Lauderdale, Florida, since October 1979.  Mr. Simberg does not serve on the Board of Directors of any other SEC reporting company.

Mr. Simberg is the longest-tenured director and, as such, has significant historical knowledge and understanding of the Company’s development, as well as significant experience in insurance-related and other litigation and risk assessment.

Richard W. Wilcox, Jr., age 70, has served as a director of the Company since January 2003.  Mr. Wilcox has been in the insurance industry for more than 40 years.  In 1963, Mr. Wilcox started an insurance agency that eventually developed into a business generating $10 million in annual revenue.  In 1991, Mr. Wilcox sold his agency to Hilb, Rogal and Hamilton Company (“HRH”) of Fort Lauderdale, for which he retained the position of President through 1998.  In 1998, HRH of Fort Lauderdale merged with Poe and Brown of Fort Lauderdale, and Mr. Wilcox served as the Vice President of Poe and Brown until 1999, when he retired.  Mr. Wilcox holds an Advanced Professional Director Certification from the American College of Corporate Directors, a national public company director education and credentialing organization.  Mr. Wilcox does not serve on the Board of Directors of any other SEC reporting company.

Mr. Wilcox’s extensive experience in the insurance industry, as well as his historical knowledge of the Company, is considered to be valuable expertise for the Board.

Vote Required and Recommendation

The two nominees for election to the Board of Directors, as Class II directors, who receive the greatest number of votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors.  Shareholders do not have the right to cumulate their votes for directors.  In this non-contested election of directors, a vote withheld will have no effect on the outcome.  Under Rule 452 of the New York Stock Exchange, brokers may not cast discretionary votes for the election of directors without instructions from the beneficial owners of the shares.

The Board of Directors recommends a vote FOR each of the nominees for director set forth above.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information with respect to our executive officers and directors as of July 9, 2012:

Name	Age	Position with Company
Michael H. Braun	45	Chief Executive Officer, President, Class I Director
Peter J. Prygelski, III	43	Chief Financial Officer, Treasurer, Class I Director
Bruce F. Simberg	63	Chairman, Class II Director
Richard W. Wilcox, Jr.	70	Class II Director
Carl Dorf	71	Class III Director
Charles B. Hart, Jr.	73	Class III Director
Jenifer G. Kimbrough	42	Class I Director

The business experience of Bruce F. Simberg and Richard W. Wilcox, Jr., the two nominees to serve as Class II Directors, appears under the caption "Nominees for Re-election" beginning on page 5.

Michael H. Braun was appointed Chief Executive Officer of the Company in July 2008, President in June 2009, and elected to the Board of Directors in December 2005.   Previously, Mr. Braun was Chief Operating Officer, where he was responsible for the Company’s day-to-day operations and strategic product portfolio.  Mr. Braun has also served as President of Federated National Insurance Company (“Federated National”), a subsidiary of the Company, since September 2003, a position that he continues to hold. Previously, he held key management positions within Federated National, responsible for operations, marketing and underwriting.  Prior to joining the Company, Mr. Braun was Managing Partner for an independent chain of insurance agencies, which was acquired by the Company in 1998.  Mr. Braun does not serve on the Board of Directors of any other SEC reporting company.

Mr. Braun brings his long-standing senior management and operational experience with the Company, as well as his prior experience running a substantial Florida-based insurance agency business, to the Board.

Peter J. Prygelski, III was named Chief Financial Officer in June 2007 after serving as an independent director from January 2004 through June 2007.  Mr. Prygelski was re-nominated to the Board in June 2008 and has served as an inside director since that time.  Mr. Prygelski has spent his entire career in the financial services industry.  He spent 12 years at American Express in various capacities including; Director of Internal Audit and Assistant General Auditor of American Express Centurion Bank.  In this capacity, Mr. Prygelski was responsible for the monitoring of internal controls for a bank with $45 billion in assets, and assessing and mitigating operational, reputational, regulatory and strategic risk.  After leaving American Express, he spent the next three years at Ernst & Young and Deloitte and Touche.  At both firms, Mr. Prygelski served as a senior manager responsible for growing the financial services practice in the Southeast.  He managed teams that provided Fortune 500 companies with consulting services in the following areas; Finance Transformation, Finance Operations Effectiveness, Financial Reporting, Cost Optimization, Governance, Risk and Compliance Services, and Board of Directors Performance. Mr. Prygelski does not serve on the Board of Directors of any other SEC reporting company.

Mr. Prygelski’s extensive experience in auditing and accounting, both from the perspective of his role as the Company’s Chief Financial Officer and also based on his experience for “Big Four” international accounting firms, is considered to be a valuable addition to the Board.

Carl Dorf was appointed to the Board of Directors in August 2001.  Since April 2001, Mr. Dorf has been the principal of Dorf Asset Management, LLC, and is responsible for all investment decisions made by that company.  From January 1991 to February 2001, Mr. Dorf served as the Fund Manager of ING Pilgrim Bank and Thrift Fund.  Prior to his experience at Pilgrim, Mr. Dorf was a principal in Dorf & Associates, an investment management company.  Mr. Dorf does not serve on the Board of Directors of any other SEC reporting company.

Mr. Dorf’s significant knowledge and experience in investments and financial instruments, in addition to his long tenure on the Board, is an important addition to the Board.

Charles B. Hart, Jr. was appointed to the Board of Directors in March 2002.  Mr. Hart has more than 40 years of experience in the insurance industry.   From 1973 to 1999, Mr. Hart served as President of Public Assurance Group and as General Manager of Operations for Bristol West Insurance Services.  Since 1999, Mr. Hart has acted as an insurance consultant.  Mr. Hart does not serve on the Board of Directors of any other SEC reporting company.

Mr. Hart brings to the Board his extensive operational and managerial experience in the insurance industry, as well as his significant historical knowledge of the Company.

Jenifer G. Kimbrough has served as a director of the Company since April 2009.  Ms. Kimbrough has served as the Vice President of Compliance, Assurance and Process Improvement for Surgical Care Affiliates since March 2010, prior to which Ms. Kimbrough served as the Vice President of Assurance and Process Improvement. Prior to 2007, Ms. Kimbrough was the Senior Vice President of Investor Relations at Regions Financial Corporation.  From 1993 to 2003, Ms. Kimbrough served as an Audit Senior Manager at Ernst & Young LLP.  Ms. Kimbrough received her certification as a certified public accountant from the Alabama State Board of Public Accountancy in 1994.  Ms. Kimbrough is an active member of several societies, including: American Woman’s Society of CPAs, Institute of Internal Auditors, Alabama State Society of CPAs and American Institute of CPAs.  Additionally, she recently served on the AICPA Women’s Initiative Executive Committee and as National President of the AWSCPA.  Ms. Kimbrough does not serve on the Board of Directors of any other SEC reporting company.

The Board considered Ms Kimbrough’s experience as an outside auditor and accountant, as well as her operational and investor relations experience, to be valuable skills and an important addition to the Board.

Subsidiary Presidents

James Gordon Jennings, III (age 54) has served as the President of Assurance Managing General Agents, Inc. since May 2008 and as the Company’s Vice President of Risk Management since April 2008.  He was employed from 1990 through 2000 by American Vehicle Insurance Company,  which became one of our wholly owned subsidiaries in 2001 and subsequently merged with Federated National in 2011, where he was involved in all aspects of property and casualty insurance.  Mr. Jennings served as our Controller from May 2000 through August 2002, as our Chief Financial Officer from August 2002 through June 2007, and as our Chief Accounting Officer from June 2007 through March 2008.  Mr. Jennings, formerly a certified public accountant, also holds a Certificate in General Insurance and an Associate in Insurance Services as designated by the Insurance Institute of America. Mr. Jennings maintains a Florida General Lines Insurance License since 2009 and also carries a 1-20 Florida Surplus Lines License.

C. Brian Turnau (age 45) has served as the President of Superior Adjusting, Inc. ("Superior") since July 2006.  Mr. Turnau served as the Litigation Manager of Superior from June 2000 until his promotion to President.  He has more than 10 years’ experience in the insurance industry.  Prior to joining the Company, Mr. Turnau worked for private practice insurance defense litigation law firms for more than 15 years.  Mr. Turnau earned his Bachelor of Arts degree in History in 1989 from Washington and Lee University.  He currently serves on the Board of Directors of the Florida High School for Accelerated Learning, a nonprofit charter school that serves the needs of underprivileged students.

Christopher Clouse (age 44) has served as the President of Insure-Link, Inc. since its incorporation in March 2008.  Mr. Clouse has over 22 years of experience in the insurance industry and has maintained a Florida General Lines Insurance License since 1991.  He also carries a 2-14 Life including Variable Annuity License, 1-20 Florida Surplus Lines License, and is an Accredited Advisor in Insurance as designated by The Institutes.  Prior to joining the Company Mr. Clouse served as an agent and/or managing agent for several private agencies with a primary focus on personal lines of insurance including homeowners, auto and flood insurance.

Stephen C. Young (age 37) has served as President of Federated Premium Finance, Inc., a wholly owned subsidiary of the Company, from January 1998 through the present date and as the Company’s President from June 2007 through June 2009. Mr. Young has served as Vice President of Operations of the Company since June 2009, and previously from June 2006 through May 2007.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires that our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of beneficial ownership and certain changes in beneficial ownership with the SEC and to furnish us with copies of those reports. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the year ended December 31, 2011, our officers, directors and greater than 10% shareholders timely filed all reports required by Section 16(a).

Corporate Governance

We have adopted a Code of Conduct for all employees, officers and directors of the Company.  A copy of our Code of Conduct policy is available on our web sites at www.21stcenturyholding.com or www.myFNIC.com.

Leadership Structure and Risk Oversight

The Chairman of the Board presides at all meetings of the Board at which he is present, and our Chief Executive Officer, who is also a director, serves as chair on all other occasions.  The Chairman is elected to serve by the directors. Currently, the offices of Chairman of the Board and Chief Executive Officer are separated.  The Chief Executive Officer and Chief Financial Officer currently serve as the only members of management on the Board. Based on the current size, organizational structure and nature of operations of the Company, the Board believes that maintaining the separation of the offices of the Chairman of the Board and Chief Executive Officer is in the best interests of the Company.

The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company's operations and interests. The Company's policy is to have at least a majority of Directors qualify as independent as defined by the rules of The Nasdaq Stock Market LLC (the “Nasdaq Rules”).  The Nominating Committee identifies candidates for election to the Board of Directors; reviews their skills, characteristics and experience; and recommends nominees for director to the Board for approval. The Nominating Committee's Charter provides that the Board of Directors as a whole should be diverse and consist of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise and local or community ties.  Minimum individual requirements include strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought, and an ability to work collegially.  The Board believes that the qualifications of the directors, as set forth in their biographies set forth above, provide them with the qualifications and skills to serve as a director of our Company.

To facilitate the Board’s oversight functions and to take advantage of the knowledge and experience of its members, the Board has created several standing committees, in addition to the Nominating Committee described above.  These committees, the Audit, Investment and Compensation Committees, allow regular risk oversight and monitoring, and deeper analysis of issues before the Board.  The Audit and Compensation committee structures also require committees to be comprised exclusively of independent directors.  The membership of the standing committees is reviewed from time to time, and specific committee assignments are proposed and appointed by the Board. In addition, among their other respective duties, the Board and Audit Committee each conduct an annual assessment to evaluate their effectiveness.

The Board’s role in connection with risk oversight is to oversee and monitor the management of risk practiced by the Company’s management in the performance of their duties.  The Board does this in a number of ways, principally through the oversight responsibility of committees of the Board, but also as part of the strategic planning process. For example, our Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls over financial reporting. Our Nominating Committee oversees risk associated with corporate governance and the Company’s code of conduct, including compliance with listing standards for independent directors and conflicts of interest.  Our Compensation Committee oversees the risk related to our executive compensation plans and arrangements.  Our Investment Committee oversees the risks related to managing our investment portfolio. The full Board receives reports on a regular basis regarding each committee’s oversight from the chairperson of each committee when reporting on their committee’s actions at regular Board meetings.

Meetings and Committees of the Board of Directors

During 2011, the Board of Directors held five regular meetings, four special meetings and took actions by written consent on one occasion. During 2011, no director attended fewer than 75% of the Board and committee meetings held during this period.  The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting.  Last year, six of our directors attended our annual meeting.

The Board has determined that the following directors continue to be independent pursuant to the Nasdaq Rules:  Carl Dorf, Charles B. Hart, Jr., Richard W. Wilcox, Jr., Bruce F. Simberg, and Jenifer G. Kimbrough.  In making the independence determination with respect to Mr. Simberg, the Board considered the fact that Conroy, Simberg had provided legal services to the Company during the past 16 years.  The legal services provided by Conroy Simberg during the past three fiscal years do not, however, exceed the amounts set forth in Nasdaq Rule 4200(a)(15) and therefore the Board determined that Mr. Simberg continues to qualify as an independent director under Nasdaq Rule 4200(a)(15).

The standing committees of the Board of Directors in 2011 were the Audit Committee, the Compensation Committee, the Nominating Committee and the Investment Committee.  Charters for the Audit, Compensation and Nominating committees are available upon the Company’s web sites at www.21stcenturyholding.com or www.myFNIC.com.  The charter of each committee is also available in print to any shareholder who requests it from our Corporate Secretary.

Audit Committee.  As of December 31, 2011, the Audit Committee was composed of Jenifer G. Kimbrough, who served as the Chairman of the Audit Committee, Richard W. Wilcox, Jr. and Carl Dorf.  Each member was determined to be “independent” as defined under the Nasdaq Rules and the SEC rules for Audit Committee membership.  Ms. Kimbrough was designated as a “financial expert” as that term is defined in the applicable rules and regulations of the Exchange Act.  The Board determined that Ms. Kimbrough was a "financial expert" as defined in the applicable rules and regulations of the Exchange Act based on her understanding of GAAP and financial statements; her ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; her experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; her understanding of internal controls and procedures for financial reporting; and her understanding of audit committee functions.   The Audit Committee held seven regular meetings and one special meeting in fiscal 2011.

Pursuant to its written charter, the duties and responsibilities of the Audit Committee include, but are not limited to, (a) the appointment of the independent certified public accountants and any termination of such engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing significant accounting and reporting policies and operating controls, (d) having general responsibility for all related auditing and financial statement matters, and (e) reporting its recommendations and findings to the full Board of Directors.  The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at the next committee meeting.  The Chief Financial Officer is responsible for tracking all independent auditor fees against the budget for such services and reports at least annually to the Audit Committee.

Compensation Committee and Director Compensation Committee.  As of December 31, 2011, the Company’s Compensation Committee was composed of Carl Dorf, Richard W. Wilcox, Jr., Bruce F. Simberg, Charles B. Hart., Jr. and Jenifer G. Kimbrough.  Each member is independent as defined by the Nasdaq Rules.  Mr. Wilcox currently serves as the Chairman.  The Compensation Committee performs the duties and responsibilities pursuant to its charter, which includes reviewing and approving the compensation of the Company's executive officers. During fiscal 2011, the Compensation Committee held three regular meetings, two special meetings and acted on one occasion by written consent.

In May 2012, as part of an update to the Board committees with responsibility for reviewing executive and director compensation, Mr. Dorf withdrew from the Compensation Committee and the Board established a new Committee for the purpose of reviewing the compensation of the non-executive directors and making recommendations to the full Board.   The members appointed to serve on the Director Compensation Committee are Michael H. Braun, Jenifer G. Kimbrough and Charles B. Hart, Jr.

Nominating Committee.  As of December 31, 2011, the Company’s Nominating Committee was composed of Bruce F. Simberg, Carl Dorf, Richard W. Wilcox, Jr., and Jenifer G. Kimbrough.  Each member is independent as defined by the Nasdaq Rules.  Mr. Simberg serves as the Chairman.

The Nominating Committee will consider candidates for director who are recommended by its members, by other Board members and by management of the Company.  The Nominating Committee will consider nominees recommended by our shareholders if the shareholder submits the nomination in compliance with the advance notice, information and other requirements described in our Bylaws and applicable securities laws.  The Nominating Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons.

It is the Board’s policy to identify qualified potential candidates without regard to any candidate’s race, color, disability, gender, national origin, religion or creed.  In recommending proposed nominees to the full Board, the Nominating Committee is charged with building and maintaining a Board that has an ideal mix of talent and experience to achieve the Company’s business objectives.  In particular, the Nominating Committee considers all aspects of a candidate’s qualifications in the context of the needs of the Company at that point in time with a view to creating a Board with a diversity of experience and perspectives.  Among the qualifications, qualities and skills of a candidate considered important by the Nominating Committee is a person with strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.

Shareholders who wish to recommend nominees to the Nominating Committee should submit their recommendation in writing to the Corporate Secretary of the Company at its executive offices pursuant to the requirements contained in Article III, Section 13 of the Company’s Bylaws.  This section provides that the notice shall include: (a)  as to each person who the shareholder proposed to nominate for election, (i) name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the person, (iv) the consent of each nominee to serve as a director of the Company if so elected and (v) any other information relating to the person that is required to be disclosed in solicitation for proxies for the election of directors pursuant to Rule 14A under the Exchange Act; and (b) as to the shareholder giving the notice, the name and record address of the shareholder, and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the shareholder.  The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.  To be timely, a shareholder’s notice shall be delivered to or mailed and received at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the meeting.  If we give less than 70 days’ notice or prior public disclosure of the date of the meeting date, however, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following either the date we publicly announce the date of our annual meeting or the date of mailing of the notice of the meeting, whichever first occurs.

Investment Committee.  As of December 31, 2011, the Company’s Investment Committee was composed of Peter J. Prygelski, III, Bruce F. Simberg, Carl Dorf and Charles B. Hart, Jr.  Mr. Dorf serves as the Chairman.  The Investment Committee manages our investment portfolio pursuant to its adopted Investment Policy Statement. During fiscal 2011, the Investment Committee held four regular meetings, four special meetings and acted on two occasions by written consent.

REPORT OF THE AUDIT COMMITTEE

This report shall not be deemed incorporated by reference by a general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

1.           The Audit Committee has reviewed and discussed the audited financial statements with our management.

2.           The Audit Committee has discussed with DeMeo, Young, McGrath (“DeMeo”), our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1, AU section 380) as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

3.           The Audit Committee has received the written disclosures and the letter from DeMeo required by applicable requirements of the PCAOB regarding DeMeo's communications with the Audit Committee concerning independence, and has discussed with DeMeo its independence;

4.           Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the SEC.

Audit Committee Report for the Year Ended December 31, 2011 Respectfully Submitted July 9, 2012
/s/ Jenifer G. Kimbrough, Chairman
/s/ Carl Dorf
/s/ Richard W. Wilcox, Jr.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview and Philosophy of the Compensation Program

The Compensation Committee of the Board has the responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy.  With respect to executive compensation, the primary goal of the Compensation Committee is to attract and retain the most qualified, knowledgeable, dedicated and seasoned executives possible, to reward them for their contributions to the development of our business, and to align the executives’ incentives with shareholder value creation.

The Compensation Committee evaluates individual executive performance with a goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and stage of development operating in the insurance industry while taking into account our relative performance and our own strategic goals.

The Compensation Committee conducts an annual benchmark review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our executive officers. This review is based on a survey of executive compensation paid by various comparable publicly traded property and casualty insurance companies as reported in each company’s proxy statement, including Affirmative Insurance Holdings, Inc. (NASDAQ:  AFFM), American Safety Insurance Holdings, Ltd. (NYSE:  ASI), Homeowners Choice, Inc. (NASDAQ:  HCII), , United Insurance Holdings Corp. (OTCBB: UIHC.OB) and Universal Insurance Holdings, Inc. (AMEX: UVE).

For the 2011 fiscal year, the Compensation Committee did not engage a compensation consultant.  In 2012, the Compensation Committee engaged the independent executive compensation consulting firm of Pearl Meyer & Partners to review the structure and competitiveness of the Company’s executive and director compensation for 2012.  As of the date of this proxy statement, the engagement was still ongoing.

Throughout this proxy statement, the individuals who served as our Chief Executive Officer and President and our Chief Financial Officer during fiscal 2011 are included in the Summary Compensation Table below and referred to as the “Named Executive Officers.”

Elements of Compensation

The Company’s executive compensation currently consists of following elements:

Base Salary.  Base salaries for our executives have been established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions.  The Compensation Committee has typically set executive base salaries so that they are slightly lower than the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. This approach may change over time, as the Company expands its operations and improves its results of operations.  Base salaries have been reviewed annually, as part of the Company’s review process, and have been adjusted from time to time after taking into account a number of factors, including each executive’s level of responsibility, level of performance during the past fiscal year (with respect to specific areas of responsibility and on an overall basis), past and present contribution to and achievement of Company goals, and our historical compensation levels.  We have supplemented these salaries with stock options to reward management if the Company does well and the stock responds accordingly.

During fiscal 2011, our executive officers were Michael H. Braun, Chief Executive Officer and President, and Peter J. Prygelski, III, Chief Financial Officer.  The salary levels for Michael H. Braun and Peter J. Prygelski, III are determined by the terms set forth in their respective employment agreements.  Under these agreements, the Compensation Committee may make discretionary increases in the executives’ base salaries, as it determines appropriate.  No discretionary increases in base salary were approved for fiscal 2011.

Bonus Plan

Long-Term Incentive/Options Program.  We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock-based awards. Our stock option plans have been established to provide certain of our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of our shareholders. The Compensation Committee believes that the use of stock-based awards offers an additional method to achieving our compensation goals.  Our stock compensation plans have provided the principal method for our executive officers to acquire equity or equity-linked interests in our company without the adoption of stock ownership guidelines.  We expect to continue to provide a portion of total compensation to our executives through our stock incentive plan rather than through additional cash-based compensation.

Our 2002 Stock Option Plan, which expired in April 2012 (and our 1998 Stock Option Plan, prior to its expiration in 2008), authorized us to grant options to purchase shares of common stock to our employees, directors and consultants. Our Compensation Committee is the administrator of the stock option plans.  The Compensation Committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, and retention considerations, as well as a review of the individual’s existing share and option holdings. Periodic stock option grants have been made at the discretion of the Compensation Committee and/or executive management members, who have been granted limited authority by the Compensation Committee.

Stock options granted by the Company have an exercise price equal to or greater than the fair market value of our common stock on the day of grant, typically vest 20% or 33 1/3% per annum based upon continued employment over the vesting period, and generally expire six or 10 years after the date of grant. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended.

On August 22, 2011, the Compensation Committee authorized the grant of 10,000 stock options to each of Messrs. Braun and Prygelski, at an exercise price of $2.45 per share, which is equal to the fair market value of the Company’s common stock on the date of grant, vesting 33 1/3% per year beginning on August 22, 2012 and expiring on August 22, 2021.  On April 6, 2012, the Compensation Committee authorized the grant of 15,000 stock options to each of Messrs. Braun and Prygelski, at an exercise price of $4.40 per share, which is equal to the fair market value of the Company’s common stock on the date of grant, vesting 33 1/3% per year beginning on April 6, 2013 and expiring on April 6, 2022.

The Compensation Committee did not establish a formula when determining the 2011 or 2012 option grants and has not established a formula for future grants.  The Compensation Committee intends to weigh various factors, including the Company’s results of operations, the market prices for the Company’s common stock and the compensation paid to the particular executive officer when determining future option grants.

Discretionary Annual Bonus.  The Compensation Committee has the authority to award discretionary annual bonuses to our Named Executive Officers.  For fiscal 2011, the Compensation Committee awarded discretionary annual bonuses to Mr. Braun of $70,800 and to Mr. Prygelski of $59,400 (which bonuses were paid in 2012).  The Compensation Committee may elect to continue to award such bonuses in the future.

Performance Based Bonus.  The Compensation Committee determined to award performance-based bonuses to our Named Executive Officers for fiscal 2010.  The performance-based bonuses were based on annual performance goals set for each Named Executive Officer, up to a maximum potential bonus of 75% of his annual salary.  Each goal is set with a specific weight towards the maximum potential bonus.  For fiscal 2012, the Compensation Committee determined that the maximum potential bonus would be 30% of the Named Executive Officer’s annual salary and will be conditioned on the Company reporting positive net income for fiscal 2012.

Employee Benefit Plans.  Our employees, including our Named Executive Officers, are entitled to various employee benefits. These benefits include medical and dental care plans; flexible benefit accounts; life, accidental death and dismemberment and disability insurance; a 401(k) plan; and paid vacation.

Under our 401(k) plan, we may elect to match contributions made by participants.  Effective January 1, 2011, the Board of Directors approved an amendment to our 401(k) plan to be a qualified automatic contribution arrangement with an employer match of 100% of the first one percent of elective contributions and an employer match of 50% of the next two percent to six percent of elective contributions.

Other Compensation.  At the present time, we do not offer pension benefits or, except as described above, other forms of deferred compensation plans.  The Compensation Committee reviews the overall employment packages and benefits offered to the Company’s executive officers.  Consistent with our compensation philosophy, we intend to continue to maintain our current benefits and perquisites for our executive officers; however, the Compensation Committee, at its discretion, may revise, amend or add to the officers’ executive benefits and perquisites, if it deems it advisable.

We believe these benefits and perquisites are currently lower than median competitive levels for comparable companies.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis with management.  Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee Report
Respectfully Submitted
July 9, 2012
/s/ Richard W. Wilcox, Jr., Chairman
/s/ Carl Dorf
/s/ Bruce F. Simberg
/s/ Jenifer G. Kimbrough
/s/ Charles B. Hart, Jr.

Summary Compensation Table

The following table sets forth information regarding compensation earned by, awarded to or paid to our Chief Executive Officer and President, and Chief Financial Officer, for the year ended December 31, 2011.  We refer to these officers as our Named Executive Officers in other parts of this proxy statement.  We currently do not have any other individual employee of the Company designated as an executive officer.

SUMMARY COMPENSATION
Name and Principal Position	Year	Salary	Bonus (1)	Stock Awards	Option Awards (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Michael H. Braun Chief Executive	2011	$236,002	$70,800	--	$7,823	--	--	$36,369	$350,994
Officer, President (4)	2010	$229,824	$44,250	--	$27,179	--	--	$28,009	$329,262
Peter J. Prygelski, III Chief Financial	2011	$198,000	$59,400	--	$7,823	--	--	$35,223	$300,446
Officer, Treasurer (5)	2010	$192,946	$29,700	--	$27,179	--	--	$31,782	$281,607

(1)	This amount reflects bonus amounts earned during the year noted, payment of bonus made in subsequent year.
(2)
This amount reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.    Assumptions used in the calculation of this amount are included in footnote 14 to the Company’s audited financial statements for fiscal years ended December 31, 2011 and December 31, 2010, respectively.

(3)	See table "All Other Compensation" for an itemized disclosure of this element of compensation.

ALL OTHER COMPENSATION
Name	Year	Auto	Club Member Fees	Insurance Benefits (1)	Contribution to 401(k) (2)	All Other Compensation Total
Michael H. Braun	2011	$10,994	--	$20,078	$8,297	$36,369
	2010	$9,750	--	$12,386	$5,873	$28,009
Peter J. Prygelski, III	2011	$6,000	$7,284	$14,667	$7,272	$35,223
	2010	$6,000	$5,351	$14,536	$5,895	$31,782

(1)	Represents premiums for life, medical and dental insurance.
(2)	Represents matching contributions made by the Company to the Named Executive Officer's 401(k) plan.

Employment Agreements

Michael H. Braun. We entered into a second amended and restated employment agreement with Michael H. Braun, the Company’s Chief Executive Officer and President, effective as of January 18, 2012, which amends and restates Mr. Braun’s prior employment agreement.  Under his agreement, Mr. Braun is entitled to receive an annual salary of $280,000 and a $500 monthly automobile allowance, representing an increase of $44,000 in his salary.  The agreement is for a term of two years, which term shall automatically be extended so that at all times the balance of the term shall not be less than two years unless sooner terminated as provided in the second amended and restated employment agreement.   Mr. Braun is also entitled to receive such bonuses and increases as may be awarded by the Board of Directors.  It also contains customary confidentiality and non-solicitation provisions.  If Mr. Braun’s employment with the Company is terminated, he is entitled to certain payments described below.

Peter J. Prygelski, III. We entered into a second amended and restated employment agreement with Peter J. Prygelski, III, the Company’s Chief Financial Officer and Treasurer, effective as of January 18, 2012, which amends and restates Mr. Prygelski’s prior employment agreement.  Under his agreement, Mr. Prygelski is entitled to receive an annual salary of $223,000 and a $500 monthly automobile allowance, representing an increase of $25,000 in his salary.  The agreement is for a term of two years, which term shall automatically be extended so that at all times the balance of the term shall not be less than two years unless sooner terminated as provided in the second amended and restated employment agreement.   Mr. Prygelski is also entitled to receive such bonuses and increases as may be awarded by the Board of Directors.  It also contains customary confidentiality and non-solicitation provisions.  If Mr. Prygelski’s employment with the Company is terminated, he is entitled to certain payments described below.

Mr. Braun and Mr. Prygelski are each entitled to receive certain payments upon the termination of employment under certain circumstances as set forth in their respective agreements.  If the executive’s employment is terminated by us without Cause (as defined in the respective agreements), we must make a lump sum payment to the executive equal to two years' base salary (the “Termination Severance”). In addition, all unvested stock options and any other equity awards held by him will become vested.

If Mr. Braun’s or Mr. Prygelski’s employment with us is terminated for Cause or as a result of his death or disability, he will be entitled to his base salary prorated through the date of the termination and any benefits due him as may be provided under the applicable plan, program or arrangement.

The agreements also provide for payments to the executives if employed by us on the date on which a Change of Control occurs.  Under the agreements, a “Change of Control” will be deemed to have occurred if: (i) any person, including a “group” as defined in Section 13(d)(3) of the Exchange Act becomes the owner or beneficial owner of our securities having 50% (which was increased from 30% in the agreements in effect during 2011) or more of the combined voting power of our then-outstanding securities that may be voted for the election of our directors (other than as a result of an issuance of securities initiated by us, or open market purchases approved by our Board, as long as the majority of the Board approving the purchases is the majority at the time the purchases are made), or (ii) the persons who were our directors before such transactions shall cease to constitute a majority of our Board, or any successor to us, as the direct or indirect result of or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions.  If, following a Change in Control, Mr. Braun’s or Mr. Prygelski’s employment is terminated by us (or any successor or subsidiary) without Cause or by the executive for Good Reason (as defined in the respective agreements), we will make a lump sum payment to the executive in an amount equal to two times the sum of his base salary in effect immediately prior to the Change of Control plus his actual bonus for the fiscal year immediately preceding the Change of Control (the "Change of Control Severance").  In addition, all unvested stock options and any other equity awards held by him will become vested.

If either Mr. Braun or Mr. Prygelski is terminated by us without Cause prior to a Change of Control, and a Change of Control occurs within six months following such termination, then in addition to the Termination Severance described above, the executive will be entitled to an additional lump sum payment in an amount equal to (i) the Change of Control Severance, less (ii) the Termination Severance.

As a condition to Messrs. Braun and Prygelski’s entitlement to receive the base salary amounts and equity award acceleration referenced above, each is bound by the terms of an agreement that sets forth certain restrictive covenants.  Pursuant to the non-competition provisions of these agreements, each are prohibited from working in the insurance industry in any territories where the Company has been doing business for a period of one year from the date on which he terminates employment with the Company for any reason (other than without cause).  For a period of one year after his employment is terminated, he is also prohibited from soliciting directly for himself or for any third person any employees or former employees of the Company, unless the employees have not been employed by the Company for a period in excess of six months, and from disclosing any confidential information that he learned about the Company during his employment.

Grants of Plan Based Awards

 The following table provides information regarding stock options granted to Named Executive Officers during 2011 under the Company’s 2002 Stock Option Plan:
GRANTS OF PLAN-BASED AWARDS
Name	Grant Date	All Other Option Awards Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (1)
Michael H. Braun	08/22/2011	10,000	$2.45	$7,823.00
Peter J. Prygelski, III	08/22/2011	10,000	$2.45	$7,823.00

(1)
This amount reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.    Assumptions used in the calculation of this amount are included in footnote 14 to the Company’s audited financial statements for fiscal year ended December 31, 2011.

1998 Stock Option Plan and 2002 Stock Option Plan

Our current stock option plans, the 1998 Stock Option Plan (the “1998 Plan”) and the 2002 Stock Option Plan (the “2002 Plan”, and together with the 1998 Plan, the “Option Plans”), have been administered by the Compensation Committee. The objectives of the Option Plans have been to attract, motivate and retain key personnel and promoting our success by linking the interests of our employees, directors and consultants with our success.  Both Option Plans have expired by their terms and therefore no additional options may be granted under either of them.

Options Available for Issuance. As of December 31, 2011, all 900,000 shares of common stock authorized for issuance upon exercise of options granted under the 1998 Plan have been issued, and 180,448 shares remained available for issuance from the 1,800,000 total shares authorized under the 2002 Plan.  As of the date of this proxy statement, however, the 2002 Plan has expired and no additional options may be granted under that plan.  Included as Proposal Three in this proxy statement is a description of the Company’s 2012 Stock Incentive Plan, which, if approved by the shareholders, will authorize the issuance of up to an additional 1,000,000 shares of our common stock upon the exercise of stock options or pursuant to other equity grants as described below.

Term of Options. The term of each option granted to our officers and employees under our existing Option Plans is 10 years.

Vesting Schedule. Options granted under our Option Plans typically vest in equal amounts over three or five years. Options granted under the Option Plans require that the recipient of a grant be continuously employed or otherwise provide services to us or our subsidiaries. Failure to be continuously employed or in another service relationship generally results in the forfeiture of options not vested at the time the employment or other service relationship ends. Termination of a recipient’s employment or other service relationship for cause generally results in the forfeiture of all of the recipients unexercised options.

Adjustments in Our Capital Structure. The number and kind of shares issuable upon exercise of outstanding options, as well as the exercise price of outstanding options, will be subject to adjustment by the Compensation Committee in the event of any merger, consolidation, reorganization, stock split, stock dividend or other event causing a capital adjustment affecting the number of outstanding shares of common stock.  In the event of a business combination or in the event of a sale of all or substantially all of our assets, the Compensation Committee may cash out some or all of the unexercised, vested options , or allow some or all of the options to remain outstanding, subject to certain conditions. Unless otherwise provided in individual option agreements, the vesting of outstanding options will not accelerate in connection with a business combination or in the event of a sale of all or substantially all of our assets.

Administration. The Compensation Committee has full discretionary authority to determine all matters relating to options granted under the Option Plans, including any acceleration of the vesting schedule and any extension of the exercise period.

Outstanding Equity Awards at Fiscal Year-End; Option Exercises and Stock Vested

The following table summarizes the options held by our Chief Executive Officer and President, and Chief Financial Officer as of the year ended December 31, 2011.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Michael H. Braun	4,000	1,000	16.59	10/25/2013 (1)
	16,000	4,000	14.36	11/08/2013 (2)
	400	100	13.17	12/06/2013 (3)
	2,700	1,800	12.58	01/30/2014 (4)
	24,000	16,000	8.32	07/01/2014 (5)
	500	0	4.59	12/12/2018 (6)
	16,000	24,000	4.73	01/02/2015 (7)
	3,000	12,000	4.36	03/03/2020 (8)
	0	10,000	2.45	08/22/2021 (9)
Peter J. Prygelski, III	16,000	4,000	11.11	06/25/2013 (10)
	400	100	13.17	12/06/2013 (3)
	2,700	1,800	12.58	01/30/2014 (4)
	6,000	4,000	8.32	07/01/2014 (5)
	500	0	4.59	12/12/2014 (6)
	3,000	12,000	4.36	03/03/2020 (8)
	0	10,000	2.45	08/22/2021 (9)

(1)	Options vested as to 80% of the underlying shares on December 31, 2011, the remaining 20% vest on 10/25/2012.
(2)	Options vested as to 80% of the underlying shares on December 31, 2011, the remaining 20% vest on 11/8/2012.
(3)	Options vested as to 80% of the underlying shares on December 31, 2011, the remaining 20% vest on 12/6/2012.
(4)	Options vested as to 60% of the underlying shares on December 31, 2011, the remaining 40% vest as follows: 20% on 1/30/2012 and 20% on 1/30/2013.
(5)	Options vested as to 60% of the underlying shares on December 31, 2011, the remaining 40% vest as follows: 20% on 7/1/2012 and 20% on 7/1/2013.
(6)	Options vested as to 100% of the underlying shares on December 31, 2011.
(7)	Options vested as to 40% of the underlying shares on December 31, 2011, the remaining 60% vest as follows: 20% on 1/2/2012, 20% on 1/2/2013 and 20% on 1/2/2014.
(8)	Options vested as to 20% of the underlying shares on December 31, 2011, the remaining 80% vest as follows: 20% on 3/3/2012, 20% on 3/3/2013, 20% on 3/3/2014 and 20% on 3/3/2015.
(9)	Options vested as to 0% of the underlying shares on December 31, 2011, the remaining 100% vest as follows: 33 1/3% on 8/22/2012, 33 1/3% on 8/22/2013 and 33 1/3% on 8/22/2014.
(10)	Options vested as to 60% of the underlying shares on December 31, 2010, the remaining 40% vest as follows: 20% on 6/25/2011 and 20% on 6/15/2012.

Option Exercises and Stock Vested

None of our Named Executive Officers exercised stock options during the year ended December 31, 2011.    No other equity compensation has been received by or awarded to our Named Executive Officers for fiscal 2011.

Pension Benefits and Other Nonqualified Deferred Compensation

 None of our Named Executive Officers participate in or have account balances in qualified or non-qualified defined benefit or contribution plans or other deferred compensation plans maintained by us. The Compensation Committee, which is composed solely of outside directors as defined for purposes of Section 162(m) of the Internal Revenue Code, may elect to provide our officers and other employees with qualified or non-qualified defined benefit or contribution or other deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Director Compensation

During 2011, we had five non-employee directors that qualified for compensation. Non-employee directors receive an initial stock option grant upon appointment to the Board of Directors and subsequent option grants as may be granted at the discretion of the Compensation Committee. In addition, non-employee directors receive annual cash compensation, perquisites as approved by the Compensation Committee, and reimbursement of actual out-of-pocket expenses. During 2011, in lieu of per meeting directors’ fees, the non-employee directors received an annual retainer of $40,000, payable in quarterly installments of $10,000 in January, April, July and October.  Directors who are also employees do not receive this compensation.

We also grant options to our non-employee directors as part of their compensation.  Stock options granted to non-employee directors in 2011 are shown in the table below.

NON-EMPLOYEE DIRECTORS' COMPENSATION SUMMARY
Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (3)	Non-Equity Incentive Plan Compensation	Non- qualified Deferred Compensation Earnings	All Other Compensation		Total
Carl Dorf	$40,000	--	$7,823	--	--	--		$47,823
Charles B. Hart, Jr.	$40,000	--	$7,823	--	--	$9,207	(1)	$57,030
Bruce F. Simberg	$40,000	--	$7,823	--	--	--		$47,823
Richard W. Wilcox, Jr.	$40,000	--	$7,823	--	--	$5,107	(2)	$52,930
Jenifer G. Kimbrough	$40,000	--	$7,823	--	--	--		$47,823

(1)	Includes $5,107 paid for country club membership and $4,100 for events attended by director and/or family in 2011.
(2)	Includes $5,107 paid for country club membership.

The following table provides certain additional information concerning the option awards of our non-employee directors for fiscal 2011:

Name	Total Stock Option Awards Outstanding at 2011 Fiscal Year End (Shares)		Option Awards Granted During Fiscal Year 2011 (a) (Shares)		Grant Date Fair Value of Option Awards Granted During Fiscal Year 2011 ($)
Carl Dorf	30,000	(b)	10,000	(a)	$7,823
Charles B. Hart, Jr.	30,000	(b)	10,000	(a)	$7,823
Bruce F. Simberg	40,000	(c)	10,000	(a)	$7,823
Richard W. Wilcox, Jr.	30,000	(b)	10,000	(a)	$7,823
Jenifer G. Kimbrough	20,000	(d)	10,000	(a)	$7,823

(a)	The stock options reported in this column were granted in August 2011 and vest 33 1/3% per year over three years on each anniversary of the date of grant.
(b)
Includes 500 options granted on 12/6/2007 with an exercise price of $13.17, vest 20% per year, and expire on 12/6/2013; 4,500 options granted on 1/30/2008 with an exercise price of $12.58, vest 20% per year and expire on 1/30/2014; 15,000 options granted on 1/2/2009 with an exercise price of $4.73, vest 33 1/3% per year and expire on 1/2/2015; and 10,000 options granted on 8/22/2011 with an exercise price of $2.45, vest 33 1/3% per year, and expire on 8/22/2021.

(c)
Includes 500 options granted on 12/6/2007 with an exercise price of $13.17, vest 20% per year, and expire on 12/6/2013; 4,500 options granted on 1/30/2008 with an exercise price of $12.58, vest 20% per year and expire on 1/30/2014; and 25,000 options granted on 1/2/2009 with an exercise price of $4.73, vest 33 1/3% per year and expire on 1/2/2015; and 10,000 options granted on 8/22/2011 with an exercise price of $2.45, vest 33 1/3% per year, and expire on 8/22/2021.

(d)
Includes 10,000 options granted on 4/1/2009 with an exercise price of $3.30, vest 20% per year and expire on 4/1/2015; and 10,000 options granted on 8/22/2011 with an exercise price of $2.45, vest 33 1/3% per year, and expire on 8/22/2021.

In addition to the option grants for 2011 described above, the Compensation Committee authorized the grant of 15,000 stock options to each of our non-executive directors, at an exercise price of $4.40 per share, which is equal to the fair market value of the Company’s common stock on the date of grant, vesting 33 1/3% per year beginning on April 6, 2013 and expiring on April 6, 2022.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2011, the Compensation Committee was responsible for overseeing executive compensation. The members of the Compensation Committee as of December 31, 2011 were Carl Dorf, Richard W. Wilcox, Jr., Bruce F. Simberg Charles B. Hart, Jr. and Jenifer G. Kimbrough.  No member of the Compensation Committee was at any time during fiscal 2011 or at any other time an officer or employee of the Company.  Except for Bruce Simberg, no member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K of the SEC. No executive officer of the Company has served on the board of directors or the compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee of the Company during fiscal 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

There are no family relationships between or among our current executive officers and directors.

Related Transactions

The following is a summary of transactions during 2010 and 2011 between the Company and its executive officers, directors, nominees, principal shareholders and other related parties involving amounts in excess of $120,000 or that the Company has chosen to voluntarily disclose.

Bruce F. Simberg, a director, is a partner of the Fort Lauderdale, Florida law firm of Conroy, Simberg, which renders legal services to the Company.  The Company paid legal fees to Conroy, Simberg for services rendered in the amount of approximately $39,604 and $3,349 in 2010 and 2011, respectively.  We believe that the fees charged for services provided by Conroy, Simberg are on terms at least as favorable as those that we could secure from a non-affiliated law firm.

During 2010 and 2011, Michael H. Braun, the Company’s Chief Executive Officer and President, received the compensation described in "Executive Compensation" on pages 13 through 20 of this proxy statement.  Mr. Braun’s brother received salary compensation of $127,308 and $130,385 for his services as the Vice President of Accounting and Finance in 2010 and 2011, respectively.  We believe that the compensation provided to this individual is comparable to that paid by other companies in our industry and market for similar positions.

We have adopted a written policy that any transactions between the Company and executive officers, directors, principal shareholders or their affiliates take place on an arm’s-length basis and require the approval of a majority of our independent directors, as defined in the Nasdaq Rules.

The Board has determined that the following directors are independent pursuant to the Nasdaq Rules:  Carl Dorf, Charles B. Hart, Jr., Richard W. Wilcox, Jr., Bruce F. Simberg, and Jenifer G. Kimbrough.  In making the independence determination with respect to Mr. Simberg, the Board considered the fact that Conroy Simberg has provided legal services to the Company during the past fifteen 15 years.   Nevertheless, the fees paid by the Company in connection with the legal services provided by Conroy Simberg during the past three (3) fiscal years do not exceed the amounts set forth in Nasdaq Rule 5605(a)(2)(D) and, therefore, the Board has determined that Mr. Simberg qualifies as an independent director under Nasdaq Rule 5605(a)(2).

PROPOSAL TWO:  APPROVE AN AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO FEDERATED NATIONAL HOLDING COMPANY

The Board of Directors has recommended that the Company's shareholders approve an amendment to the Company's Articles of Incorporation to change the Company's name to "Federated National Holding Company."  A copy of the proposed Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation is attached to this proxy statement as Annex A.

Reasons for Name Change

On June 22, 2012, the Board adopted a resolution approving an amendment to the Company’s Amended and Restated Articles of Incorporation to change the name of the Company and recommended that the amendment be submitted to shareholders for approval. The Board believes it is in the best interest of our Company to change its name from 21st Century Holding Company to Federated National Holding Company and recommends the approval of the name change amendment to its shareholders.

The Board of Directors believes that the new proposed name would be of great benefit to the Company.  The majority of the Company’s business is conducted through its insurance subsidiary, Federated National Insurance Company, which is known to its policyholders and agents as “Federated National” or “Federated.”  The names Federated National and Federated have developed goodwill over the years with its agents and policyholders.  The Company believes that a name change from 21st Century Holding Company to Federated National Holding Company would simplify its identity and vision since the name 21st Century Holding Company is not used in its everyday operations and is frequently confused with other companies in the insurance and real estate industries.   The name change to Federated National Holding Company should allow the Company to better streamline its marketing efforts and relay its vision to its shareholders, agents and policyholders.

Shareholder Action on the Name Change

Shareholders are being asked to approve the Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation in substantially the form as set forth in Annex A.

Subject to and following shareholder approval of the amendment, we plan to cause the amendment to become effective by submitting Articles of Amendment to the Florida Secretary of State. The amendment will become effective upon filing by the Florida Secretary of State. The Board retains the right, without further shareholder action, to decide not to pursue the amendment at any time prior to it becoming effective.

We have reserved the stock symbol “FNHC.” If the name change amendment is approved, we intend to request that the Company’s common stock trade under this new stock symbol, rather than under the current “TCHC” symbol. The name change to Federated National Holding Company will not affect the validity or transferability of any currently outstanding stock certificates and shareholders will not be requested to surrender for exchange any certificates held by them.

Required Vote for Approval

The amendment to the Company’s Amended and Restated Articles of Incorporation to change the name of our Company will be approved if the votes in favor of the amendment exceed the votes against the amendment.  Broker “non-votes” and abstentions will count neither as votes for or against this proposal.

If the name change amendment is not approved by our shareholders, the proposed amendment to the Amended and Restated Articles of Incorporation will not be made and our Company’s name and the ticker symbol for trading of its common stock will remained unchanged.

The Board of Directors recommends that you vote FOR the amendment to the Company's Articles of Incorporation changing the Company's name to "FEDERATED NATIONAL HOLDING COMPANY."

PROPOSAL THREE:  APPROVAL OF THE 2012 STOCK INCENTIVE PLAN

In order to continue to effectively attract and retain employees and directors, the Board of Directors believes that the Company needs the flexibility to continue to grant stock options to purchase shares of common stock or other forms of equity incentive awards, such as stock appreciation rights, dividend equivalent rights, restricted stock, unrestricted stock, restricted stock units, and performance shares.  The Company’s 1998 Plan expired in September 2008 and the 2002 Plan expired in April 2012 and no further grants may be made under either plan.  As a result, in April 2012, the Board of Directors adopted the 2012 Stock Incentive Plan (the “2012 Plan ”), subject to the approval of the Company's shareholders at the Annual Meeting. Pursuant to the 2012 Plan, the total number of shares of common stock of the Company with respect to which awards may be granted pursuant to the Plan is 1,000,000 shares.  The Company’s ability to grant awards under the 2012 Plan is subject to the approval of the Company’s shareholders at the Annual Meeting.

A summary of the principal features of the 2012 Plan, as amended, is provided below, but is qualified in its entirety by reference to the full text of the 2012 Plan that is included with this proxy statement in Annex B.

Required Vote for Approval

The 2012 Plan will be approved if the votes in favor of the 2012 Plan exceed the votes against the 2012 Plan.  Broker “non-votes” and abstentions will count neither as votes for or against this proposal.

Shares Available

The 2012 Plan reserves 1,000,000 shares of the Company’s common stock for awards.  If the Company' shareholders approve this proposal, the total number of shares of common stock available for issuance under the 2012 Plan will be subject to the adjustments described below.  If any shares that are subject to an award under the 2012 Plan remain unissued upon the cancellation or termination of such award for any reason whatsoever, if any shares of restricted stock forfeited pursuant to the terms of the 2012 Plan, or if any shares in respect of which a stock appreciation right or performance share award is settled for cash, such shares will again become available for issuance under the 2012 Plan.

Administration

The 2012 Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Administrator"). The Administrator shall have the authority (i) to exercise all of the powers granted to it under the 2012 Plan, (ii) to construe, interpret and implement the 2012 Plan and any award agreements executed pursuant to the terms of the 2012 Plan in its sole discretion with all such determination being final, binding and conclusive, (iii) to prescribe, amend and rescind rules and regulations relating to the 2012 Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the 2012 Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the 2012 Plan. The Administrator also has the power to modify or waive restrictions on awards, to amend awards, and to grant extensions and accelerations of awards.

Eligibility of Participation

Officers, directors and executive, managerial, administrative and professional employees of the Company and its subsidiaries are eligible to participate in the 2012 Plan. The selection of eligible participants is within the discretion of the Administrator.  As of the date of this proxy statement, approximately 122 persons are eligible to participate in the 2012 Plan.

Types of Awards

The 2012 Plan provides for incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, and performance shares. Awards may be granted singly, in combination, or in tandem, as determined by the Compensation Committee.  The Board of Directors may amend, suspend or modify the 2012 Plan at any time, except as limited by the terms of the 2012 Plan.  As of the date of this proxy statement, no awards have been granted under the 2012 Plan and no future grants have been determined.

Stock Option Grants

The Administrator may grant options qualifying as incentive stock options under the Internal Revenue Code and nonqualified stock options.  The term of an option will be fixed by the Administrator, but will not exceed 10 years or five years in the case of an incentive stock option granted to a person beneficially owning shares representing 10% or more of the total combined voting power of all classes of stock of the Company (a “10% shareholder”).  The option price for any option will not be less than the fair market value of common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to a 10% shareholder).  Generally, the fair market value will be the closing price of the common stock on the applicable trading market. Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase.  Payment may be made in cash, with the consent of the Administrator, by the transfer to the Company of shares having a fair market value equal to the option exercise price, or at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the 2012 Plan, as the Administrator may prescribe from time to time.

Stock Appreciation Rights

The Administrator is authorized to grant stock appreciation rights entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the stock appreciation right.  The grant price of a stock appreciation right is determined by the Administrator, but may not be less than the fair market value of a share of common stock as of the date of grant.  The maximum term of each stock appreciation right, the times at which each stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock appreciation rights at or following termination of employment are determined by the Administrator.  All awards of stock appreciation rights will be settled in cash or shares of common stock, or a combination of both as determined by the Administrator in its sole discretion.

Restricted Stock and Restricted Stock Units

The Administrator is authorized to grant restricted stock and restricted stock units.  Restricted stock is a grant of shares of common stock which may not be sold or disposed of and which shall be subject to such risks of forfeiture and other restrictions as the Administrator may impose.  Upon the issuance of such a restricted stock award, the grantee shall have the rights of a shareholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described the 2012 Plan; (ii) in the Administrator's discretion, to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable restricted stock agreement. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically described in the 2012 Plan or the applicable restricted stock agreement. The Administrator may grant, or sell at a purchase price at least equal to par value, shares of common stock free of restrictions under the 2012 Plan, subject to such forfeiture provisions as the Administrator shall determine in its sole discretion. A grant of restricted stock units allows the recipient to receive, upon the occurrence of events specified in the grant, cash equal to amount of the vested restricted stock units multiplied by the fair market value of a share of common stock. A participant granted restricted stock generally has all of the rights of a shareholder of the company, unless otherwise determined by the Administrator.

Performance Shares

The Administrator may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall in its sole discretion determine, subject to the provisions of the 2012 Plan. Such an award shall entitle the grantee to acquire shares of common stock, or to be paid the value thereof in cash, as the Administrator shall determine, if specified performance goals are met. The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

Adjustments

The number and class of shares available under the 2012 Plan and the terms of outstanding awards may be adjusted by the Administrator to prevent dilution or enlargement of rights in the event of various changes in the capitalization of the Company.

Amendment of the 2012 Plan

The Board of Directors has the right and power to amend the 2012 Plan, without the consent of the participants.  The Board of Directors may not, however, amend the 2012 Plan in a manner that would impair or adversely affect the rights of the holder of an award without the holder's consent.  The Company will obtain shareholder approval if an amendment  increases the aggregate number of shares that may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or  materially increases the benefits under the 2012 Plan to persons whose transactions in common stock are subject to Section 16(b) of the Exchange Act or increases the benefits under the 2012 Plan to someone who is, materially increases the number of shares that may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

Termination of the 2012 Plan

The 2012 Plan may be terminated at any time by the Board. Termination will not in any manner impair or adversely affect any benefit outstanding at the time of termination.  The 2012 Plan will expire on the date that is 10 years after the plan is approved by the Board.

Administrator's Right to Modify Benefits

Any stock option granted may be converted, modified, forfeited, or canceled, in whole or in part, by the Administrator if and to the extent permitted in the 2012 Plan, or applicable agreement entered into in connection with an award or with the consent of the participant to whom the award was granted.

Federal Tax Treatment

The 2012 Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the 2012 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price.  If the optionee is an employee of the Company, that income will be subject to the withholding of Federal income tax.  The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of the Company’s common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them.  The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash.  If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered.  The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The 2012 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code. Under the Internal Revenue Code, an optionee generally is not subject to tax upon the grant or exercise of an incentive stock option.  In addition, if the optionee holds a share received on exercise of an incentive stock option for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price.  If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale.  If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an incentive stock option by delivering shares of stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares.  This rule prevents “pyramiding” or the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period.,  If there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.  If, however, the stock is non-vested when it is received under the 2012 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.  Upon the disposition of any stock received as a stock award under the 2012 Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she would be required to recognize any compensation income.

The Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize at the time so recognized by the employee, whether upon vesting or grant, if the employee makes the election deferral above.

Stock Appreciation Rights

Generally, the recipient of a stock appreciation right will not recognize any taxable income at the time the stock appreciation right is granted.

When the recipient receives the appreciation inherent in the stock appreciation right in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of a stock appreciation right.  Upon the exercise of the stock appreciation right, however, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Section 409A

Section 409A of the Code imposes certain new requirements applicable to “nonqualified deferred compensation plans,” including rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made.  If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable.  The tax imposed as a result of these rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation which is required to be included in income. Some of the awards to be granted under the 2012 Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, the stock appreciation rights that are not payable in shares of the Company’s common stock. It is the Company’s intention that any award agreement that will govern awards subject to Section 409A will comply with these rules.

This summary of the federal tax consequences of awards under the 2012 Plan is not a complete analysis of the potential tax consequences relevant to the recipients of awards or to the Company, nor is it intended to describe tax consequences based on particular circumstances.  This summary is based on the U.S. federal income tax law, regulations and interpretations as in existence as of the date of this proxy statement, which may change at any time.

Other Information

As the administration of the 2012 Plan involves discretionary choices by the Administrator, awards to be granted under the 2012 Plan are not now determinable.

Effect of Approval of the 2012 Plan

Approval by the shareholders of the 2012 Plan will permit the Administrator the ability to make equity compensation awards to directors, officers and other key employees.

Consequences of Non-Approval

The Company considers shareholder approval of the 2012 Plan to be critical to the Company’s ability to retain and attract employees, officers, directors, consultants, and advisors whose services are necessary to carry out the Company’s business plan.  If the shareholders do not approve the proposed 2012 Plan, the Company believes its ability to retain and attract talented personnel will be adversely affected due to the ability of the competitors of the Company to offer long-term equity compensation to talented individuals under equity plans already in place.  Additionally, we would have to consider providing additional cash compensation to our key employees to maintain competitive levels of compensation.  However, our ability to align the compensation provided to our employees and directors with the interests of the shareholders would be lost.

The Board of Directors recommends a vote FOR the approval of the 2012 Plan.

PROPOSAL FOUR:  RATIFICATION OF SELECTION OF AUDITORS

The Audit Committee has selected DeMeo Young McGrath (“DeMeo”) as the independent registered public accounting firm to perform the audit of the Company’s consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting for the 2012 fiscal year. We are asking the shareholders to ratify this selection.  Representatives of DeMeo will be present at the Meeting, will have the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by DeMeo.  The Audit Committee considers and approves at each meeting, as needed, anticipated audit and permissible non-audit services to be provided by DeMeo during the year and estimated fees.  The Audit Committee Chairman may approve permissible non-audit services with subsequent notification to the full Audit Committee.  All services rendered to us by DeMeo in 2011 were pre-approved in accordance with these procedures.

DeMeo has served as the Company’s independent auditors for each fiscal year since 2002.  DeMeo has advised the Company that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer, employee or shareholder.  All professional services rendered by DeMeo during the fiscal year ended December 31, 2011 were furnished at customary rates.

Audit and Audit-Related Fees

The following table shows fees that we paid (or accrued) for professional services rendered by DeMeo for fiscal 2011 and 2010.  All of the services described below were approved by our Audit Committee.

	Fiscal 2011	Fiscal 2010
Audit Fees (1)	$317,278	$438,696
Audit-Related Fees (2)	$9,700	$12,111
Tax Fees	$0	$0
Total	$326,978	$450,807

(1)
Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

(2)	Audit-related fees consisted primarily of audits of employee benefit plans and special procedures related to regulatory filings in 2011 and 2010.

Vote Required and Recommendation

The ratification of the selection of DeMeo Young McGrath as our independent certified public accountants for the 2012 fiscal year requires the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Annual Meeting.  Abstentions will be counted as present at the Annual Meeting for purposes of this matter and will have the effect of a vote against the ratification of the appointment of DeMeo Young McGrath as independent auditors.

The Board of Directors recommends a vote “FOR” ratification of the appointment of DeMeo Young  McGrath as the Company’s independent auditors for the 2012 fiscal year.

SHAREHOLDER MATTERS

Shareholder Communications with the Board

Any shareholder may communicate by mail with the Board or individual directors c/o Corporate Secretary, 21st Century Holding Company, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323 or via our web sites at www.21stcenturyholding.com or www.myFNIC.com.  The Board has instructed the Corporate Secretary to review this correspondence and determine, in his or her discretion, whether matters submitted are appropriate for Board consideration.  The Corporate Secretary may also forward certain communications elsewhere in the Company for review and possible response.  In particular, communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

Pursuant to Rule 14a-8 of the SEC’s proxy rules, a shareholder intending to present a proposal to be included in the proxy statement for our 2013 Annual Meeting of Shareholders must deliver a proposal in writing to our principal executive offices no later than March 31, 2013 (or a reasonable time before we begin to print and mail the proxy materials for the 2013 annual meeting, if we change the date of the 2013 annual meeting more than 30 days from the date of this year’s Annual Meeting).  Proposals should be addressed to:  Corporate Secretary, 21st Century Holding Company, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323.  Proposals of shareholders must also comply with the SEC’s rules regarding the inclusion of shareholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

Other Shareholder Proposals for Presentation at Next Year’s Annual Meeting

Shareholder proposals intended to be presented at, but not included in the proxy materials for, our 2012 Annual Meeting of Shareholders, including director nominations for election to our Board, must be timely received by us in writing at our principal executive offices, addressed to the Corporate Secretary of the Company as indicated above.  Under the Company’s Bylaws, to be timely, a shareholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 60 days, nor more than 90 days, prior to the meeting.  If we give less than 70 days’ notice or prior public disclosure of the meeting date, however, notice by a shareholder will be timely given if received by the Company not later than the close of business on the tenth day following either the date we publicly announce the date of our annual meeting or the date of mailing of the notice of the meeting, whichever occurs first.  A shareholder’s notice to the Corporate Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting:

•	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

•	The name and record address of the shareholder proposing such business,

•	The class and number of shares beneficially owned by the shareholder, and

•	Any material interest of the shareholder in such business.

The SEC’s rules permit our management to vote proxies on a proposal presented by a shareholder as described above, in the discretion of the persons named as proxy, if:

•	We receive timely notice of the proposal and advise our shareholders in that year’s proxy materials of the nature of the matter and how management intends to vote on the matter; or

•	We do not receive timely notice of the proposal in compliance with our Bylaws.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will, to the extent permitted by applicable law, vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless those shareholders have notified us of their desire to receive multiple copies of the proxy statement.

Shareholders residing at the same address who currently receive only one copy of the proxy statement and who would like to receive an additional copy of the proxy statement for this Annual Meeting or in the future may contact our Chief Financial Officer by phone at (800) 293-2532 or by mail to the Chief Financial Officer, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323.

By Order of the Board of Directors
REBECCA L. CAMPILLO, Corporate Secretary
Sunrise, Florida
July 20, 2012

ANNEX A

ARTICLES OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION OF 21ST CENTURY HOLDING COMPANY (Document No. S36299)

Pursuant to the provisions of Section 607.1006, Florida Statutes, 21ST CENTURY HOLDING COMPANY, a Florida corporation (the “Company”), adopts the following Articles of Amendment to its Amended and Restated Articles of Incorporation:

FIRST:	Article I of the Company’s Amended and Restated Articles of Incorporation is hereby amended to read in its entirety as follows:

“ARTICLE I - NAME

The name of the Company is FEDERATED NATIONAL HOLDING COMPANY (hereinafter called the “Company”).”

SECOND:	Article II of the Company’s Amended and Restated Articles of Incorporation is amended to read in its entirety as follows:

“ARTICLE II – MAILING ADDRESS

The current mailing address of the principal place of business of the Company is 14050 N.W. 14th Street, Suite 180, Sunrise, Florida  33323.”

THIRD:	Except as hereby expressly amended, the Amended and Restated Articles of Incorporation of the Company shall remain the same.

FOURTH:
The foregoing amendment was approved by the shareholders of the Company on September 11, 2012.  The number of votes cast for the amendment was sufficient for approval.  There were no voting groups entitled to vote separately on the amendment.

IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to be signed by a duly authorized officer of the Company on September _______, 2012.

Name:
Title:

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ANNEX B

21ST CENTURY HOLDING COMPANY 2012 STOCK INCENTIVE PLAN

ARTICLE 1
GENERAL

1.1           Purpose

The 2012 Stock Incentive Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of 21st Century Holding Company (the "Company") depends, with incentives to: (a) enter into and remain in the service of the Company, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance, and (d) enhance the long-term performance of the Company.

1.2           Administration

(a)           Administration by Board of Directors. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Administrator"). The Administrator shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Award Agreements executed pursuant to Section 2.1 in its sole discretion with all such determination being final, binding and conclusive, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

(b)           Administrator Action. Actions of the Administrator shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Administrator members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities to any person or persons selected by it, and may revoke any such allocation or delegation at any time.

1.3           Persons Eligible for Awards

The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, administrative and professional employees of the Company and its subsidiaries (collectively, "key persons") as the Administrator in its sole discretion shall select, taking into account the duties of the respective employees, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Administrator deems relevant in connection with accomplishing the purpose of the Plan. The Administrator may from time to time, in its sole discretion, determine that any key person shall be ineligible to receive awards under the Plan.

1.4           Types of Awards Under Plan

Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) unrestricted stock, (g) restricted stock units, and (h) performance shares, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company or one of its subsidiaries on the date of grant.

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1.5           Shares Available for Awards

(a)           Aggregate Number Available; Certificate Legends. Subject to the provisions of Section 1.5(b), the total number of shares of common stock of the Company ("Common Stock") with respect to which awards may be granted pursuant to the Plan is one million (1,000,000) shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company for the purposes of the Plan. The Administrator may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

(b)           Adjustment Upon Changes in Common Stock. Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a), shall be adjusted pursuant to Section 3.7(a).

(c)           Certain Shares to Become Available Again. The following shares of Common Stock shall again become available for awards under the Plan: (i) any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever; (ii) any shares of restricted stock forfeited pursuant to Section 2.7(e), provided that any dividends paid on such shares are also forfeited pursuant to such Section 2.7(e); and (iii) any shares in respect of which a stock appreciation right or performance share award is settled for cash.

1.6           Definitions of Certain Terms

(a)            The "Fair Market Value" of a share of Common Stock on any day shall be the closing price on the Nasdaq Stock Market as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if deemed necessary or appropriate by the Administrator, the Fair Market Value of a share of Common Stock on any day shall be determined by the Administrator. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

(b)           The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to Sections 421 and 422 of the Internal Revenue Code of 1986 as now constituted or subsequently amended (the "Code"), or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

(c)           The term "cause" in connection with a termination of employment by reason of a dismissal for cause shall mean:

(i)             to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement; and otherwise,

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(ii)            the grantee's termination of employment by the Company or a subsidiary or an affiliate on account of any one or more of the following:

(1)           any failure by the grantee substantially to perform the grantee's employment duties;

(2)           any excessive unauthorized absenteeism by the grantee;

(3)           any refusal by the grantee to obey the lawful orders of the Company's Board of Directors or any other person or Administrator to whom the grantee reports;

(4)           any act or omission by the grantee that is or may be injurious to the Company, monetarily or otherwise;

(5)           any act by the grantee that is inconsistent with the best interests of the Company;

(6)           the grantee's material violation of any of the Company's policies, including, without limitation, those policies relating to discrimination or sexual harassment;

(7)           the grantee's unauthorized (a) removal from the premises of the Company or a subsidiary or an affiliate of any document (in any medium or form) relating to the Company or a subsidiary or an affiliate or the customers or clients of the Company or a subsidiary or an affiliate or (b) disclosure to any person or entity of any of the Company's, or its subsidiaries or affiliates' confidential or proprietary information;

(8)           the grantee's commission of any felony, or any other crime involving moral turpitude; and

(9)           the grantee's commission of any act involving dishonesty or fraud.

Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment is (or is deemed to have been) terminated for cause shall be made by the Administrator in its discretion, which determination shall be final, binding and conclusive on all parties. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Administrator may deem such grantee's employment to have been terminated for cause. A grantee's termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

(d)           "Common Stock Offering" shall mean the sale of the Company's Common Stock in a firmly underwritten public offering.

ARTICLE 2
AWARDS UNDER THE PLAN

2.1           Agreements Evidencing Awards

Each award granted under the Plan (except an award of unrestricted stock) shall be evidenced by a written certificate ("Award Agreement") which shall contain such provisions as the Administrator may, in its sole discretion, deem necessary or desirable. By executing an Award Agreement pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Award Agreement.

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2.2          Grant of Stock Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights

(a)           Stock Option Grants. The Administrator may grant incentive stock options and non-qualified stock options ("options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan.

(b)           Stock Appreciation Right Grants; Types of Stock Appreciation Rights. The Administrator may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee, and that it shall not be otherwise exercisable. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with an option may be granted at or after the time of grant of such option.

(c)          Nature of Stock Appreciation Rights. The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable Award Agreement, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Administrator shall determine in its sole discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

(d)           Option Exercise Price. Each Award Agreement with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Administrator in its sole discretion. Notwithstanding the foregoing, with respect to any options granted within 30 days of a Common Stock Offering, the option exercise price will be the average of the Fair Market Value of a share of Common Stock over the 30 day period following the closing of the Common Stock Offering.

(e)           Exercise Period. Each Award Agreement with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Administrator in its sole discretion; provided, however, that no option or a stock appreciation right shall be exercisable more than 10 years after the date of grant.

(f)           Reload Options. The Administrator may, in its sole discretion, include in any Award Agreement with respect to an option (the "original option") a provision that an additional option (the "reload option") shall be granted to any grantee who, pursuant to Section 2.3(c)(ii), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The reload option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date no later than the expiration date of the original option. In the event that an Award Agreement provides for the grant of a reload option, such Award Agreement shall also provide that the exercise price of the original option be no less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to Section 2.3(c)(ii) in payment of such exercise price shall have been held for at least six months.

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(g)          Dividend Equivalent Rights. The Administrator may, in its sole discretion, include in any Award Agreement with respect to an option, stock appreciation right or performance shares, a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Award Agreement, the Administrator shall determine whether such payments shall be made in cash or in shares of Common Stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Administrator shall deem appropriate.

(h)          Restricted Stock Units. The Administrator may, in its sole discretion, grant restricted stock units to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall determine, in its sole discretion, subject to the provisions of the Plan. A restricted stock unit granted under the Plan shall confer upon the grantee a right to receive from the Company, upon the occurrence of an event specified in the Award Agreement, such grantee's vested restricted stock units multiplied by the Fair Market Value of a share of Common Stock. Restricted stock units may be granted in connection with all or any part of, or independently of, any award granted under the Plan. A restricted stock unit granted in connection with another award may be granted at or after the time of grant of such award.

(i)           Incentive Stock Option Limitation; Exercisability. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under Section 422 of the Code, such options shall be treated as non-qualified stock options.

(j)           Incentive Stock Option Limitation: 10% Owners. Notwithstanding the provisions of paragraphs (d) and (e) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of Section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of five years from the date it is granted.

2.3           Exercise of Options, Stock Appreciation Rights and Restricted Stock Units

Subject to the other provisions of this Article II, each option, stock appreciation right and restricted stock unit granted under the Plan shall be exercisable as follows:

(a)           Timing and Extent of Exercise. Options, stock appreciation rights and restricted stock units shall be exercisable at such times and under such conditions as set forth in the corresponding Award Agreement. Unless the applicable Award Agreement otherwise provides, an option, stock appreciation right or restricted stock unit may be exercised from time to time as to all or part of the shares or units as to which such award is then exercisable. A stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

(b)           Notice of Exercise. An option, stock appreciation right or restricted stock unit shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Administrator shall in its sole discretion prescribe.

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(c)           Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Administrator, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; or (iii) at the discretion of the Administrator and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Administrator may from time to time prescribe (whether directly or indirectly through the exchange agent).

(d)           Delivery of Certificates Upon Exercise. Subject to the provision of Section 2.3(e), promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right for which payment will be made partly or entirely in shares, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company or its exchange agent, as the case may be, to deliver the stock certificate(s) to the optionee's stockbroker.

(e)           Investment Purpose and Legal Requirements. Notwithstanding the foregoing, at the time of the exercise of any option, the Company may, if it shall deem it necessary or advisable for any reason, require the holder of such option (i) to represent in writing to the Company that it is the optionee's then intention to acquire the shares with respect to which the option is to be exercised for investment and not with a view to the distribution thereof, or (ii) to postpone the date of exercise until such time as the Company has available for delivery to the optionee a prospectus meeting the requirements of all applicable securities laws; and no shares shall be issued or transferred upon the exercise of any option unless and until all legal requirements applicable to the issuance or transfer of such shares have been complied with to the satisfaction of the Company. The Company shall have the right to condition any issuance of shares to any optionee hereunder on such optionee's undertaking in writing to comply with such restrictions on the subsequent transfer of such shares as the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may contain a legend to reflect any such restrictions.

(f)           No Shareholder Rights. No grantee of an option, stock appreciation right or restricted stock unit (or other person having the right to exercise such award) shall have any of the rights of a Shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4           Compensation in Lieu of Exercise of an Option

Upon written application of the grantee of an option, the Administrator may in its sole discretion determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application. Such compensation may be in cash, in shares of Common Stock, or both, and the payment thereof may be subject to conditions, all as the Administrator shall determine in its sole discretion. In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

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2.5          Termination of Employment; Death Subsequent to a Termination of Employment

(a)           General Rule. Except to the extent otherwise provided in paragraphs (b), (c), (d) or (e) of this Section 2.5 or Section 3.8(b)(iii), a grantee whose employment terminates may exercise any outstanding option or stock appreciation right on the following terms and conditions: (i) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (ii) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

(b)           Dismissal for Cause; Resignation. If a grantee is terminated for cause or resigns without the Company's prior consent, all options and stock appreciation rights not theretofore exercised shall terminate upon the grantee's termination of employment.

(c)           Retirement. If a grantee retires, then any outstanding option, stock appreciation right or restricted stock unit shall be exercisable pursuant to its terms. For this purpose "retirement" shall mean a grantee's termination of employment, under circumstances other than those described in paragraph (b) above, on or after: (x) his 65th birthday, (y) the date on which he has attained age 60 and completed at least five years of service with the Company (using any method of calculation the Administrator deems appropriate) or (z) if approved by the Administrator, on or after he has completed at least 20 years of service.

(d)           Disability. If a grantee’s employment terminates by reason of a disability (as defined below), then any outstanding option, stock appreciation right or restricted stock unit shall be exercisable pursuant to its terms. For this purpose "disability" shall mean, except in connection any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months. The existence of a disability shall be determined by the Administrator in its sole and absolute discretion.

(e)           Death.

(i)             Termination of Employment as a Result of Grantee's Death. If a grantee’s employment terminates as the result of his death, then any outstanding option, stock appreciation right or restricted stock unit shall be exercisable pursuant to its terms.

(ii)            Restrictions on Exercise Following Death. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Administrator, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the grantee including, without limitation, the provisions of Sections 3.2 and 3.5 hereof.

(f)            Special Rules for Incentive Stock Options. No option that remains exercisable for more than three months following a grantee's termination of employment for any reason other than death or disability, or for more than one year following a grantee's termination of employment as the result of his becoming disabled, may be treated as an incentive stock option.

(g)           Administrator Discretion. The Administrator, in the applicable Award Agreement, may waive or modify the application of the foregoing provisions of this Section 2.5.

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2.6           Transferability of Options, Stock Appreciation Rights and Restricted Stock Units

Except as otherwise provided in an applicable Award Agreement evidencing an option, stock appreciation right or restricted stock unit, during the lifetime of a grantee, each such award granted to a grantee shall be exercisable only by the grantee and no such award shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Administrator may, in any applicable Award Agreement evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of Section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (C) other parties approved by the Administrator in its sole and absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

2.7           Grant of Restricted Stock

(a)           Restricted Stock Grants. The Administrator may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Administrator shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Administrator shall specify by accepting delivery of a restricted stock agreement in such form as the Administrator shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company its exchange agent by certified or official bank check (or the equivalent thereof acceptable to the Company) in an amount at least equal to the par value of the shares covered by the award.

(b)           Issuance of Stock Certificate(s). Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificate(s), or establishment of such account, the grantee shall have the rights of a Shareholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (d) and (e) of this Section 2.7; (ii) in the Administrator's discretion, to a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable restricted stock agreement.

(c)           Custody of Stock Certificate(s). Unless the Administrator shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable restricted stock agreement. The Administrator may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

(d)           Nontransferability. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable restricted stock agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the restricted stock shall lapse.

(e)           Consequence of Termination of Employment. A grantee's termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment. All dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee's repayment of dividends he received directly, or otherwise.

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2.8           Grant of Unrestricted Stock

The Administrator may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Administrator shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9           Grant of Performance Shares

(a)           Performance Share Grants. The Administrator may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Administrator shall in its sole discretion determine, subject to the provisions of the Plan. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Administrator shall determine, if specified performance goals are met. Performance shares may be awarded independently of, or in connection with, any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of a Award Agreement at such time and in such form as the Administrator shall determine.

(b)           Shareholder Rights. The grantee of a performance share award will have the rights of a Shareholder only as to shares for which a stock certificate has been issued pursuant to the award and not with respect to any other shares subject to the award.

(c)           Consequence of Termination of Employment. Except as may otherwise be provided by the Administrator at any time prior to a grantee's termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment by the Company and its subsidiaries for any reason (including death).

(d)           Exercise Procedures; Automatic Exercise. At the discretion of the Administrator, the applicable Award Agreement may set out the procedures to be followed in exercising a performance share award or it may provide that such exercise shall be made automatically after satisfaction of the applicable performance goals.

(e)           Tandem Grants; Effect on Exercise. Except as otherwise specified by the Administrator, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable Award Agreement, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the latter in the manner specified in the applicable Award Agreement.

(f)            Nontransferability. Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable Award Agreement. The Administrator at the time of grant shall specify the date or dates (which may depend upon or be related to the attainment of performance goals and other conditions) on which the nontransferability of the performance shares shall lapse.

ARTICLE 3
MISCELLANEOUS

3.1           Amendment of the Plan; Modification of Awards

(a)            Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Administrator that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

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(b)            Shareholder Approval Requirement. Shareholder approval shall be required with respect to any amendment to the Plan that (i) increases the aggregate number of shares that may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or (ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to section 16(b) of the 1934 Act or increases the benefits under the Plan to someone who is, materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

(c)            Modification of Awards. The Administrator may cancel any award under the Plan. The Administrator also may amend any outstanding Award Agreement, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Award Agreement; or (iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8(b)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2           Consent Requirement

(a)            No Plan Action Without Required Consent. If the Administrator shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Administrator.

(b)           Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Administrator shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

3.3           Nonassignability

Except as provided in Sections 2.5(e), 2.6, 2.7(d) and 2.9(f): (a) no award or right granted to any person under the Plan or under any Award Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any Award Agreement shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

3.4           Requirement of Notification of Election Under Section 83(b) of the Code

If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

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3.5           Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

Each Award Agreement with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.6           Withholding Taxes

(a)           With Respect to Cash Payments. Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

(b)           With Respect to Delivery of Common Stock. Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Administrator, which the Administrator shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.7           Adjustment Upon Changes in Common Stock

(a)            Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Administrator may grant awards under Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(d), shall be appropriately adjusted by the Administrator. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Administrator may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Administrator may deem appropriate.

(b)           Outstanding Restricted Stock and Performance Shares. Unless the Administrator in its sole and absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, the issue date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated pursuant to Section 2.7(c) hereof.

The Administrator may, in its absolute discretion, adjust any grant of shares of restricted stock, the issue date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of performance shares, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Administrator may deem appropriate to prevent the enlargement or dilution of rights of grantees.

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(c)            Outstanding Options, Stock Appreciation Rights and Dividend Equivalent Rights—Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the Shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Administrator shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and stock appreciation right, and the exercise price-per-share of Common Stock of each such option and stock appreciation right and the number of any related dividend equivalent rights.

(d)            Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights—Certain Mergers. Subject to any required action by the Shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option, stock appreciation right and dividend equivalent right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option, stock appreciation right, restricted stock unit or dividend equivalent right would have received in such merger or consolidation.

(e)            Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights—Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Administrator shall, in its absolute discretion, have the power to:

(i)             cancel, effective immediately prior to the occurrence of such event, each option, stock appreciation right and restricted stock unit (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right; or

(ii)            provide for the exchange of each option, stock appreciation right and restricted stock unit (including any related dividend equivalent right) outstanding immediately prior to such event (whether or not then exercisable) for an option on, stock appreciation right, restricted stock unit and dividend equivalent right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option, stock appreciation right or restricted stock unit would have received and, incident thereto, make an equitable adjustment as determined by the Administrator in its absolute discretion in the exercise price of the option, stock appreciation right or restricted stock unit, or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock unit or dividend equivalent right or, if appropriate, provide for a cash payment to the grantee to whom such option, stock appreciation right or restricted stock unit was granted in partial consideration for the exchange of the option, stock appreciation right or restricted stock unit.

(f)            Outstanding Options, Stock Appreciation Rights, Restricted Stock Units and Dividend Equivalent Rights—Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(c), (d) or (e) hereof, the Administrator may, in its absolute discretion, make such adjustments in the number and class of shares subject to options, stock appreciation rights, restricted stock units and dividend equivalent rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option, stock appreciation right and restricted stock unit as the Administrator may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Administrator determines it is appropriate, the Administrator may elect to cancel each option, stock appreciation right and restricted stock unit (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option, stock appreciation right or restricted stock unit was granted an amount in cash, for each share of Common Stock subject to such option, stock appreciation right or restricted stock unit, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option, stock appreciation right or restricted stock unit.

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(g)           No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

3.8           Change in Control

(a)           Change in Control Defined. For purposes of this Section 3.8, "Change in Control" shall mean the occurrence of any of the following:

(i)             any person or "group" (within the meaning of Section 13(d)(3) of the 1934 Act), other than entities which the Chairman of the Board directly or indirectly controls (as defined in Rule 12b-2 under the 1934 Act), acquiring "beneficial ownership" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the aggregate voting power of the capital stock ordinarily entitled to elect directors of the Company;

(ii)            the sale of all or substantially all of the Company's assets in one or more related transactions to a person other than such a sale to a subsidiary of the Company which does not involve a change in the equity holdings of the Company or to an entity which the Chairman directly or indirectly controls; or

(iii)           any merger, consolidation, reorganization or similar event of the Company or any of its subsidiaries, as a result of which the holders of the voting stock of the Company immediately prior to such merger, consolidation, reorganization or similar event do not directly or indirectly hold at least fifty-one percent (51%) of the aggregate voting power of the capital stock of the surviving entity.

(b)           Effect of a Change in Control. Unless the Administrator provides otherwise in a Award Agreement, upon the occurrence of a Change in Control:

(i)             notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and any award in the form of an option, stock appreciation right or restricted stock unit shall be immediately exercisable;

(ii)            to the extent permitted by law, the Administrator may, in its sole discretion, amend any Award Agreement in such manner as it deems appropriate;

(iii)           a grantee who incurs a termination of employment for any reason, other than a dismissal for cause, concurrent with or within one year following the Change in Control may exercise any outstanding option, stock appreciation right or restricted stock unit, but only to the extent that the grantee was entitled to exercise the award on his termination of employment date, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section 2.5 without reference to this Section 3.8(b)(iii) and (y) the first anniversary of the grantee's termination of employment.

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(c)           Miscellaneous. Whenever deemed appropriate by the Administrator, any action referred to in paragraph (b)(ii) of this Section 3.8 may be made conditional upon the consummation of the applicable Change in Control transaction.

3.9           Right of Discharge Reserved

 Nothing in the Plan or in any Award Agreement shall confer upon any grantee the right to continue his employment with the Company or affect any right that the Company may have to terminate such employment.

3.10         Non-Uniform Determinations

The Administrator's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Administrator shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to (a) the persons to receive awards under the Plan, and (b) the terms and provisions of awards under the Plan.

3.11         Other Payments or Awards

Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.12         Headings

Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.13        Effective Date and Term of Plan

(a)            Adoption; Shareholder Approval. The Plan was adopted by the Board and the Company intends to obtain approval of the Plan by the Company's Shareholders within the time period required to allow grants of options hereunder to qualify as incentive stock options.  Awards under the Plan prior to such Shareholder approval shall be made subject to such approval.

(b)            Termination of Plan. Unless sooner terminated by the Board or pursuant to Paragraph (a) above, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Award Agreements.

3.14         Restriction on Issuance of Stock Pursuant to Awards

The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

3.15         Governing Law

Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Florida without giving effect to principles of conflict of laws.

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